UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2018
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Knight-Swift Transportation Holdings Inc.

(Exact name of registrant as specified in its charter)
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Delaware	001-35007	20-5589597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20002 North 19th Avenue, Phoenix, Arizona		85027
(Address of principal executive offices)		(Zip Code)

(602) 269-2000
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company          ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMNET OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
On November 9, 2018, the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of Knight-Swift Transportation Holdings Inc., a Delaware corporation (the "Company"), approved salary adjustments for and equity awards to the Company's named executive officers, effective November 12, 2018.  The salary adjustments and equity awards were made after evaluating industry and peer compensation levels.
The Committee approved performance based stock unit ("PRSU") awards to the named executive officers under our Amended and Restated 2014 Omnibus Incentive Plan (the "Omnibus Plan"). The Committee believes the PRSU awards focus and motivate our named executive officers to achieve long-term corporate financial and operating goals and superior stockholder returns relative to our peer group and encourage retention through additional time vesting once PRSUs are earned after a three-year performance period. The number of PRSUs awarded to each participant is based on a compensation target established by the Committee, divided by the closing price of the Company’s stock as of the November 12, 2018 grant date ($32.87). The number of shares of common stock issued to participants will vary based on the Company’s performance relative to performance targets established by the Committee. The performance period runs from January 1, 2019, through December 31, 2021. Performance targets are based on an equal weighting of (i) adjusted earnings per share compounded annual growth rate and (ii) adjusted trucking operating ratio, which, depending on the level, if any, at which the performance targets are achieved, may result in the payment of up to 200% of the target.  The resulting award may then be multiplied by between 75% and 125%, based upon the Company’s total shareholder return relative to the total shareholder return of a peer group of truckload carriers and logistics companies. The shares of common stock earned, if any, vest and are deliverable to participants on January 31, 2022.
The Committee also approved restricted stock unit ("RSU") awards to the named executive officers under the Omnibus Plan. The Committee believes the RSU awards encourage long-term retention, encourage stockholder alignment, and provide incentive to increase the market value of our common stock. The RSUs vest in three tranches, subject to employment conditions, as follows: 34% on January 31, 2020; 33% on January 31, 2021; and 33% on January 31, 2022. The number of RSUs awarded to each participant is based on a compensation target established by the Committee, divided by the closing price of the Company’s stock as of the November 12, 2018 grant date ($32.87). Mr. Kevin Knight’s PRSUs and RSUs will settle in cash upon vesting, while the PRSUs and RSUs granted to the other named executive officers will be settled in shares of our common stock.
The following chart lists the adjusted salary and equity awards granted to the Company’s named executive officers:
Name	Position	Annual Salary	PRSU Award at Target (in shares)	RSU Awards (in shares)
Kevin Knight	Executive Chairman	$950,000	54,761	36,507
Dave Jackson	President and Chief Executive Officer	$800,000	50,198	33,465
Adam Miller	Chief Financial Officer	$650,000	27,381	18,254
Gary Knight	Vice Chairman	$450,000	14,603	9,735

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS
In September 2017, a direct wholly owned subsidiary of Swift Transportation Company ("Swift") merged with and into Knight Transportation, Inc. and became Knight-Swift Transportation Holdings Inc. (the "2017 Merger"). In the 2017 Merger, Swift was the legal acquirer and its By-laws became the Company’s By-laws. On November 9, 2018, to eliminate certain legacy provisions that were no longer applicable to the combined company, including certain provisions related to the Moyes Stockholders (as defined below), the Board amended and restated the Company’s By-laws, effective November 12, 2018. The amendments, among other things:
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Eliminate a provision requiring that if the director serving as Chairman of the Board is an independent director then such director, or if the Chairman of the Board is not an independent director, then the director serving as the Company’s lead independent director, may only be removed as a director with a majority vote of our stockholders, excluding any of Jerry Moyes, the founder and former Chief Executive Officer ("CEO") of Swift and current director of the Company, and his family and their respective affiliates (collectively, the "Moyes Stockholders") (Article III, Section 6 of the Company’s By-laws);

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Eliminate a provision requiring any contract or transaction with any Moyes Stockholder shall be subject to the provisions of Article Sixth of the Company’s Certificate of Incorporation (Article III, Section 12 of the Company’s By-laws);

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Eliminate a provision prohibiting the Chairman of the Board from serving as the CEO or other employee of the Company; if the CEO is a Moyes Stockholder, the Chairman of the Board must be an independent director; and the Chairman of the Board, if an independent director, may be removed from his office as Chairman only with the affirmative vote of a majority of the independent directors and only for the following reasons: gross negligence or willful misconduct with respect to the Company, breach of a fiduciary duty to the Company and its stockholders, or a determination by a majority of the independent directors that the Chairman is not fulfilling his or her responsibilities in a manner that is in the best interests of the Company and its stockholder (Article III, Section 13 of the Company’s By-laws);

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Eliminate a provision requiring that the lead independent director may be removed from his or her office as lead independent director only with the affirmative vote of a majority of the independent directors and only for the following reasons: gross negligence or willful misconduct with respect to the Company, breach of a fiduciary duty to the Company and its stockholders, or a determination by a majority of the independent directors that the lead independent director is not fulfilling his or her responsibilities in a manner that is in the best interests of the Company and its stockholders (Article III, Section 14 of the Company’s By-laws);

•	Eliminate a provision mandating that if the Chairman of the Board is a Moyes Stockholder, the CEO may not be a Moyes Stockholder (Article IV, Section 4 of the Company’s By-Laws);
•	Eliminate a provision requiring that there shall not be at any time more than two directors who are employees of the Company (Article III, Section 1(d) of the Company’s By-laws);
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Amend a provision requiring that at least a two-thirds our directors shall consist of persons who are not employees of the Company, or any subsidiary of the Company, to require that a majority of our directors shall consist of persons who are not employees of the Company, or any subsidiary of the Company, and whom the Board has determined are independent under the listing standards of The New York Stock Exchange (Article III, Section 1(d) of the Company’s By-laws); and

•	Make certain other clarifying and conforming changes.
This description is qualified in its entirety by reference to the text of the Company’s Second Amended and Restated By-Laws, which are attached as Exhibit 3.2 to this Current Report on Form 8-K.
ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(d)  Exhibits
Exhibit	Description
Exhibit 3.2	Second Amended and Restated By-laws of Knight-Swift Transportation Holdings Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Knight-Swift Transportation Holdings Inc.
(Registrant)

Date:	November 15, 2018	/s/ Adam W. Miller
Adam W. Miller
Chief Financial Officer